                                                       Exhibit 23.1

                        INDEPENDENT AUDITORS' CONSENT


The Board of Directors
AvTel Communications, Inc.:


     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                /s/ KPMG LLP



Dallas, Texas
June 3, 1999